Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

NOTE 23 — Subsequent Events

On February 17, 2014, the Company entered into a Merger Agreement (the “Forest Merger Agreement”) by and among the Company, Tango US Holdings Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“US Holdco”), Tango Merger Sub 1 LLC, a Delaware limited liability company and a direct wholly owned subsidiary of US Holdco (“Merger Sub 1”), Tango Merger Sub 2 LLC, a Delaware limited liability company and a direct wholly owned subsidiary of US Holdco (“Merger Sub 2” and, together with Merger Sub 1, the “Merger Subs”) and Forest Laboratories, Inc., a Delaware corporation (“Forest”).

Forest is a leading, fully integrated, specialty pharmaceutical company largely focused on the United States market. Forest markets a portfolio of branded drug products and develops new medicines to treat patients suffering from diseases principally in the following therapeutic areas: central nervous system, cardiovascular, gastrointestinal, respiratory, anti-infective, and cystic fibrosis.

Under the terms of the Forest Merger Agreement, the acquisition of Forest will be accomplished through a merger of Merger Sub 1 with and into Forest (“Merger 1”), with Forest being the surviving entity (the “First Surviving Corporation”). Immediately following the consummation of Merger 1, the First Surviving Corporation will merge with and into Merger Sub 2 (“Merger 2” and, together with Merger 1, the “Mergers”), with Merger Sub 2 being the surviving entity.

At the effective time of Merger 1, each share of Forest’s common stock issued and outstanding immediately prior to Merger 1 (other than dissenting shares) will be converted into the right to receive, at the election of the holder of such share of Forest common stock, (i) a combination of $26.04 in cash, plus .3306 Company shares (the “Mixed Election”), (ii) $86.81 in cash (the “Cash Election”) or (iii) .4723 Company shares (the “Stock Election”). The Cash Election and the Stock Election will be subject to proration to ensure that the total amount of cash paid and the total number of Company shares issued to Forest shareholders as a whole are equal to the total amount of cash and number of Company shares that would have been paid and issued if all Forest shareholders received the Mixed Election consideration.

The foregoing description of the Mergers and the Forest Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Forest Merger Agreement, which is filed as Exhibit 2.1 to our Current Report on Form 8-K, filed with the SEC on February 19, 2014.

Pursuant to the Forest Merger Agreement, the Company is obligated to obtain financing to fund the cash portion of the merger consideration. On February 17, 2014, the Company entered into a commitment letter (the “Commitment Letter”) with Bank of America, N.A., Mizuho Bank, Ltd., Mizuho Securities USA Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated. Receipt of financing by the Company is not a condition to its obligations under the Forest Merger Agreement.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Commitment Letter, which is filed as Exhibit 10.1 to our Current Report on Form 8-K, filed with the SEC on February 19, 2014.